Reinsurance	12 Months Ended
Dec. 31, 2011
Reinsurance
3.	Reinsurance

We reinsure certain risks with other insurance companies. Such arrangements serve to limit our maximum loss on catastrophes and large or unusually hazardous risks. We are liable for reinsurance ceded in the event our reinsurers do not meet their obligations. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer is unable or unwilling to meet the obligations assumed under the reinsurance contracts. Our allowance for uncollectible reinsurance balances receivable on paid losses and incurred claims was $7.8 million and $15.7 million as of December 31, 2011 and 2010, respectively. Under certain reinsurance agreements, collateral and letters of credit (“collateral”) are held to secure performance of reinsurers in meeting their obligations. The amount of such collateral was $283.3 million and $297.6 million at December 31, 2011 and 2010, respectively. The collateral we hold does not apply to our entire outstanding reinsurance recoverable. Rather, collateral is provided on an individual basis. For each individual reinsurer, the collateral held may exceed or fall below the total outstanding recoverable from that individual reinsurer.

The long-term nature of the reinsurance contracts creates a credit risk to us over time arising from potentially uncollectible reinsurance. To mitigate that counter-party risk, we evaluate our reinsurers to assess their financial condition. The factors that underlie these reviews include a financial risk assessment as well as an internal assessment of the capitalization and the operational risk of the reinsurer. As a result of these reviews, we may make changes to the approved markets that are utilized in both our treaty and facultative reinsurance programs.

Estimated losses recoverable from reinsurers and the ceded portion of unearned premiums are reported as assets in the Consolidated Balance Sheets. Included in reinsurance recoverables are paid loss recoverables of $189.7 million and $305.4 million as of December 31, 2011 and 2010, respectively. Premiums earned and losses and loss adjustment expenses are reported net of reinsurance in the Consolidated Statements of (Loss) Income.

Losses and loss adjustment expenses of $863.1 million, $777.5 million and $853.1 million for the years ended December 31, 2011, 2010 and 2009, respectively, are net of amounts ceded to reinsurers of $284.6 million, $234.2 million and $374.8 million, respectively.

We are required to accept certain assigned risks and other legally mandated reinsurance obligations. In previous years, we actively assumed various forms of casualty reinsurance for which we continue to maintain reserves for losses and loss adjustment expenses (see Note 15, “Run-off Lines”). For such assumed reinsurance transactions, we engage in various monitoring steps that are common with assumed reinsurance such as ongoing claims reviews. We currently assume property related reinsurance primarily through our subsidiary, Argo Re (see Note 14, “Segment Information”).

Premiums for the years ended December 31 were as follows:

(in millions)	2011	2010	2009
Direct written premiums	$1,261.3	$1,283.2	$1,840.0
Reinsurance ceded to other companies	(473.0)	(431.4)	(567.5)
Reinsurance assumed from other companies	283.5	243.9	148.9

Net written premiums	$1,071.8	$1,095.7	$1,421.4

Direct earned premiums	$1,267.6	$1,424.9	$1,775.9
Reinsurance ceded to other companies	(457.5)	(465.0)	(577.4)
Reinsurance assumed from other companies	271.9	251.7	216.4

Net earned premiums	$1,082.0	$1,211.6	$1,414.9

Percentage of reinsurance assumed to net earned premiums	25.1%	20.8%	15.3%